SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 1, 2001

                             PRIME COMPANIES, INC.
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            (Exact name of registrant as specified in its charter)


                Delaware                              52-2031531
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            (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)        Identification No.)

        409 Center Street, Yuba City, CA                        95991
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       (Address of principal executive offices)                (Zip Code)

                                 (530) 755-3580
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             (Registrant's telephone number, including area code)
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Item 5 - Other Events

On October 15, 2001 the Board of Directors approved a change of the transfer agent for the Company's common stock. Effective November 1, 2001 Mountain Share Transfer, Inc. is the transfer agent, replacing Continental Stock Transfer & Trust Company.

The address for Mountain Share Transfer, Inc. is 1625 Abilene Drive, Broomfield, CO 80020. Telephone (303) 460-1149; fax (303) 438-9243; FINS# 245787.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                   PRIME COMPANIES, INC.
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                                   (Registrant)


                                   /s/ Norbert J. Lima
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                                    Norbert J. Lima
                                    President

Date:   November 1, 2001